Exhibit 99.2

Supplemental **Disclosure**

Quarter ended September 30, 2019

BRIXMOR® Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2019

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled "Forward-Looking Statements" and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended September 30, 2019

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")
Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment Stabilization	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy or (ii) one year after the property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on sale of real estate assets and (ii) impairment of real estate assets. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA as adjusted for (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net, and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenant
Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread
Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread
Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases executed with the same tenant in all or a portion of the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 9/30/19	Nine Months Ended 9/30/19
	Total properties in Brixmor Property Group portfolio	409	409
	Acquired properties excluded from Same Property NOI	(2)	(2)
	Additional exclusions	(4)	(5)
	Same Property NOI pool	403	402

In addition, four outparcels acquired in 2019 and 2018 are excluded from the Same Property NOI pool. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

FASB Accounting Standards Codification - Topic 842 (Leases) ("ASC 842")

In connection with the Company’s adoption of ASC 842 on January 1, 2019, the financial statements have been impacted as follows:

Consolidated Balance Sheets

       • Addition of a right-of-use asset included in other assets. The right-of-use asset represents the value of the lease liability (described below) adjusted for initial direct costs, prepaid lease
       • payments and lease incentives.

       • Addition of a lease liability included in accounts payable, accrued expenses and other liabilities. The lease liability represents the present value of the future, fixed contractual lease
       • obligations under leases where the Company is the lessee.

Consolidated Statements of Operations
• Expense reimbursements and percentage rents are now included in rental income for all periods presented.

       • Rental income is presented net of revenues deemed uncollectible for the current periods. Prior period provision for doubtful accounts is included in operating expenses in accordance
       • with previous guidance and has not been reclassified to rental income.

• Revenues that are not specific to tenant leases have been reclassified from rental income to other revenues for all periods presented.

       • Indirect leasing costs previously capitalized, such as leasing payroll and/or legal costs associated with the execution of lease agreements, are expensed under ASC 842. Amounts incurred
       • in the current periods are now included in general and administrative, with no changes made to prior period presentations.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA
Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as depreciation and amortization, interest expense and federal and state taxes. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gain and losses on the disposition of operating properties and impairments of real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance and the Company’s ability to meet various coverage tests.

• NAREIT FFO
Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Nine Months Ended
Summary Financial Results	9/30/19	9/30/18	9/30/19	9/30/18
Total revenues (page 6)	$ 292,965	$ 306,480	$ 875,109	$ 936,685
Net income (page 6) (1)	80,854	147,346	212,714	288,730
Net income per diluted share (page 6) (1)	0.27	0.49	0.71	0.95
Adjusted EBITDA (page 7) (1)	195,282	206,097	581,326	630,614
Cash Adjusted EBITDA (page 7) (1)	184,860	196,010	551,978	600,568
NAREIT FFO (page 8) (1)	145,272	128,413	430,803	437,504
NAREIT FFO per diluted share (page 8) (1)	0.49	0.42	1.44	1.44
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.07)	(0.01)	(0.07)
Dividends declared per share (page 8)	0.280	0.275	0.840	0.825
Dividend payout ratio (as % of NAREIT FFO) (page 8)	57.4	64.2	58.1	56.9%
NOI (page 10)	208,859	216,152	622,714	661,095

	Three Months Ended
Summary Operating and Financial Ratios	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
NOI margin (page 10) (2)	74.0	74.1	73.5	73.0%	73.8
Same property NOI growth (page 11) (3)	4.4	1.8	2.0	(0.2)%	1.2
Fixed charge coverage (page 13)	4.1x	4.0x	4.1x	3.9x	3.5x
Net principal debt to Adjusted EBITDA (page 13) (4)	6.2x	6.4x	6.4x	6.2x	6.2x

Outstanding Classes of Stock	As of 9/30/19	As of 6/30/19	As of 3/31/19	As of 12/31/18	As of 9/30/18
Common shares outstanding (page 13)	297,846	297,846	297,987	298,489	299,892

Summary Portfolio Statistics (5)	As of 9/30/19	As of 6/30/19	As of 3/31/19	As of 12/31/18	As of 9/30/18
Number of properties (page 28)	409	421	422	425	445
Percent billed (page 28)	88.6	87.5	87.5	88.4%	89.4
Percent leased (page 28)	91.9	91.5	91.1	91.9%	92.5
ABR PSF (page 28)	$ 14.59	$ 14.39	$ 14.32	$ 14.10	$ 13.89
New lease rent spread (page 30)	30.5	30.4	32.7	31.5%	39.7
New & renewal lease rent spread (page 30)	13.3	13.9	12.3	11.2%	13.4
Total - new, renewal & option lease rent spread (page 30)	11.1	11.7	9.8	9.5%	12.1
Total - new, renewal & option GLA (page 30)	3,623,347	3,299,874	3,184,376	3,093,665	3,135,370

2019 Guidance	Current	Previous (at 6/30/19)	YTD
NAREIT FFO per diluted share (6)(7)	$1.90 - $1.93	$1.86 - $1.94	$ 1.44
Same property NOI growth	3.00% - 3.25%	2.75% - 3.25%	2.80

(1) The Company capitalized $3.2 million and $8.7 million, or $0.01 and $0.03 per diluted share, of leasing payroll and legal costs during the three and nine months ended September 30, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, prior year ratios have been updated for consistency with the current presentation.
(3) Reflects same property NOI as reported for the specified period.
(4) For purposes of financial ratios, Adjusted EBITDA is annualized based on current quarter results.
(5) Reflects portfolio statistics as reported for the specified period.
(6) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(7) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2019

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	9/30/19	12/31/18
Assets
Real estate
Land	$1,779,161	$1,804,504
Buildings and tenant improvements	7,556,642	7,535,985
Construction in progress	155,487	90,378
Lease intangibles	630,065	667,910
	10,121,355	10,098,777
Accumulated depreciation and amortization	(2,452,678)	(2,349,127)
Real estate, net	7,668,677	7,749,650
Cash and cash equivalents	29,072	41,745
Restricted cash	2,409	9,020
Marketable securities	19,109	30,243
Receivables, net	223,323	228,297
Deferred charges and prepaid expenses, net	151,125	145,662
Real estate assets held for sale	6,186	2,901
Other assets (1)	60,260	34,903
Total assets	$8,160,161	$8,242,421

Liabilities
Debt obligations, net	$4,852,510	$4,885,863
Accounts payable, accrued expenses and other liabilities (1)	548,288	520,459
Total liabilities	5,400,798	5,406,322

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,323,128 and 305,130,472 shares issued and 297,846,251 and 298,488,516
shares outstanding	2,978	2,985
Additional paid-in capital	3,226,531	3,233,329
Accumulated other comprehensive income (loss)	(13,207)	15,973
Distributions in excess of net income	(456,939)	(416,188)
Total equity	2,759,363	2,836,099
Total liabilities and equity	$8,160,161	$8,242,421

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively. See page 9 for additional information.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/19	9/30/18	9/30/19	9/30/18
Revenues
Rental income (1)	$292,732	$306,172	$873,424	$935,689
Other revenues	233	308	1,685	996
Total revenues	292,965	306,480	875,109	936,685

Operating expenses
Operating costs	29,573	31,969	90,138	101,340
Real estate taxes	43,688	44,711	130,203	135,383
Depreciation and amortization	82,837	85,183	249,825	266,900
Provision for doubtful accounts	—	3,094	—	6,458
Impairment of real estate assets	8,170	16,372	17,468	44,201
General and administrative (2)	24,550	21,209	75,168	64,955
Total operating expenses	188,818	202,538	562,802	619,237

Other income (expense)
Dividends and interest	128	156	575	356
Interest expense	(47,698)	(55,364)	(142,839)	(165,735)
Gain on sale of real estate assets	25,621	119,333	46,266	159,043
Loss on extinguishment of debt, net	(943)	(19,759)	(1,620)	(20,182)
Other	(401)	(962)	(1,975)	(2,200)
Total other income (expense)	(23,293)	43,404	(99,593)	(28,718)

Net income	$80,854	$147,346	$212,714	$288,730

Per common share:
Net income:
Basic	$0.27	$0.49	$0.71	$0.95
Diluted	$0.27	$0.49	$0.71	$0.95
Weighted average shares:
Basic	298,031	302,170	298,257	303,031
Diluted	298,879	302,382	298,927	303,213

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and nine months ended September 30, 2019, Rental income is presented net of Revenues deemed uncollectible. See page 10 for additional information.

(2) The Company capitalized $3.2 million and $8.7 million of leasing payroll and legal costs during the three and nine months ended September 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/19	9/30/18	9/30/19	9/30/18

Net income (1)	$80,854	$147,346	$212,714	$288,730
Interest expense	47,698	55,364	142,839	165,735
Federal and state taxes	256	844	1,842	1,960
Depreciation and amortization	82,837	85,183	249,825	266,900
EBITDA	211,645	288,737	607,220	723,325
Gain on sale of real estate assets	(25,621)	(119,333)	(46,266)	(159,043)
Impairment of real estate assets	8,170	16,372	17,468	44,201
EBITDAre	$194,194	$185,776	$578,422	$608,483

EBITDAre	$194,194	$185,776	$578,422	$608,483
Loss on extinguishment of debt, net	943	19,759	1,620	20,182
Litigation and other non-routine legal expenses	87	467	1,157	1,655
Transaction expenses	58	95	127	294
Total adjustments	1,088	20,321	2,904	22,131
Adjusted EBITDA	$195,282	$206,097	$581,326	$630,614

Adjusted EBITDA	$195,282	$206,097	$581,326	$630,614
Straight-line rental income, net	(6,831)	(5,015)	(18,051)	(11,896)
Accretion of above- and below-market leases and tenant inducements, net	(3,622)	(5,112)	(11,391)	(18,250)
Straight-line ground rent expense (2)	31	40	94	100
Total adjustments	(10,422)	(10,087)	(29,348)	(30,046)
Cash Adjusted EBITDA	$184,860	$196,010	$551,978	$600,568

(1) The Company capitalized $3.2 million and $8.7 million of leasing payroll and legal costs during the three and nine months ended September 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Nine Months Ended
	9/30/19	9/30/18	9/30/19	9/30/18

Net income (1)	$80,854	$147,346	$212,714	$288,730
Depreciation and amortization related to real estate	81,869	84,028	246,887	263,616
Gain on sale of real estate assets	(25,621)	(119,333)	(46,266)	(159,043)
Impairment of real estate assets	8,170	16,372	17,468	44,201
NAREIT FFO	$145,272	$128,413	$430,803	$437,504

NAREIT FFO per diluted share (1)	$0.49	$0.42	$1.44	$1.44
Weighted average diluted shares outstanding	298,879	302,382	298,927	303,213

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(943)	$(19,759)	$(1,620)	$(20,182)
Litigation and other non-routine legal expenses	(87)	(467)	(1,157)	(1,655)
Transaction expenses	(58)	(95)	(127)	(294)
Total items that impact FFO comparability	$(1,088)	$(20,321)	$(2,904)	$(22,131)
Items that impact FFO comparability, net per share	$(0.00)	$(0.07)	$(0.01)	$(0.07)

Additional Disclosures
Straight-line rental income, net	$6,831	$5,015	$18,051	$11,896
Accretion of above- and below-market leases and tenant inducements, net	3,622	5,112	11,391	18,250
Straight-line ground rent expense (2)	(31)	(40)	(94)	(100)

Dividends declared per share	$0.280	$0.275	$0.840	$0.825
Dividends declared	$83,397	$82,470	$250,230	$248,970
Dividend payout ratio (as % of NAREIT FFO)	57.4%	64.2%	58.1%	56.9%

(1) The Company capitalized $3.2 million and $8.7 million, or $0.01 and $0.03 per diluted share, of leasing payroll and legal costs during the three and nine months ended September 30, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	9/30/19	12/31/18

Receivables, net
Straight-line rent receivable	$141,664	$128,154
Tenant receivables	91,773	96,047
Allowance for doubtful accounts	(22,751)	(21,724)
Insurance receivable (1)	—	19,461
Other	12,637	6,359
Total receivables, net	$223,323	$228,297

Deferred charges and prepaid expenses, net
Deferred charges, net	$124,879	$126,082
Prepaid expenses, net	26,246	19,580
Total deferred charges and prepaid expenses, net	$151,125	$145,662

Other assets
Right-of-use asset (2)	$40,599	$—
Furniture, fixtures and leasehold improvements, net	11,679	13,771
Interest rate swaps	3,810	18,630
Other	4,172	2,502
Total other assets	$60,260	$34,903

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$250,820	$234,651
Below market leases, net	110,854	126,874
Dividends payable	85,442	85,284
Lease liability (2)	45,604	—
Interest rate swaps	17,124	2,571
Accrued litigation (1)	—	19,461
Accrued SEC settlement (3)	—	7,000
Other	38,444	44,618
Total accounts payable, accrued expenses and other liabilities	$548,288	$520,459

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 11, 2019.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively.

(3) The Company and the Staff of the SEC Enforcement Division have finalized a settlement with respect to the SEC investigation. The settlement agreement, among other things, required the payment of a civil penalty of $7.0 million, which the Company paid during the quarter ended September 30, 2019 and had accrued as a contingent liability for the quarter ended December 31, 2018. For additional information, refer to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/19	9/30/18	9/30/19	9/30/18
Net Operating Income Detail
Base rent	$213,942	$224,106	$637,391	$680,952
Expense reimbursements	64,368	66,348	191,997	204,589
Revenues deemed uncollectible / Provision for doubtful accounts	(2,217)	(3,094)	(7,208)	(6,458)
Ancillary and other rental income / Other revenues	4,891	4,517	14,744	13,088
Percentage rents	1,105	915	6,037	5,547
Operating costs	(29,542)	(31,929)	(90,044)	(101,240)
Real estate taxes	(43,688)	(44,711)	(130,203)	(135,383)
Net operating income	$208,859	$216,152	$622,714	$661,095

Operating Ratios
NOI margin (NOI / revenues) (1)	74.0%	73.8%	73.9%	73.6%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.9%	86.6%	87.2%	86.5%

Reconciliation of Net Operating Income to Net Income
Net operating income	$208,859	$216,152	$622,714	$661,095
Lease termination fees	423	467	2,706	2,363
Straight-line rental income, net	6,831	5,015	18,051	11,896
Accretion of above- and below-market leases and tenant inducements, net	3,622	5,112	11,391	18,250
Straight-line ground rent expense (2)	(31)	(40)	(94)	(100)
Depreciation and amortization	(82,837)	(85,183)	(249,825)	(266,900)
Impairment of real estate assets	(8,170)	(16,372)	(17,468)	(44,201)
General and administrative	(24,550)	(21,209)	(75,168)	(64,955)
Total other income (expense)	(23,293)	43,404	(99,593)	(28,718)
Net income	$80,854	$147,346	$212,714	$288,730

Supplemental Statement of Operations Detail
Rental income (3)
Base rent	$213,942	$224,106	$637,391	$680,952
Expense reimbursements	64,368	66,348	191,997	204,589
Revenues deemed uncollectible	(2,217)	—	(7,208)	—
Lease termination fees	423	467	2,706	2,363
Straight-line rental income, net	6,831	5,015	18,051	11,896
Accretion of above- and below-market leases and tenant inducements, net	3,622	5,112	11,391	18,250
Ancillary and other rental income	4,658	4,209	13,059	12,092
Percentage rents	1,105	915	6,037	5,547
Total rental income	$292,732	$306,172	$873,424	$935,689

Other revenues	$233	$308	1,685	996

Interest expense
Mortgage, note and other interest	$38,611	$45,378	$106,970	$134,449
Unsecured credit facility and term loan interest	8,231	9,945	31,918	30,979
Capitalized interest	(997)	(629)	(2,401)	(1,798)
Deferred financing cost amortization	1,748	1,596	5,299	4,909
Debt premium / discount amortization, net	105	(926)	1,053	(2,804)
Total interest expense	$47,698	$55,364	$142,839	$165,735

Other
Federal and state taxes	$256	$844	$1,842	$1,960
Other	145	118	133	240
Total other	$401	$962	$1,975	$2,200

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,771	$2,625	$10,681	$7,654
Capitalized leasing legal costs (4)	—	1,159	—	2,530

Capitalized leasing payroll costs (4)	$—	$2,022	$—	$6,159
Capitalized leasing commission costs	1,578	2,468	4,532	5,414
Total capitalized leasing compensation costs	$1,578	$4,490	$4,532	$11,573

Equity based compensation, net	$3,236	$2,738	$8,847	$8,006

(1) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three and nine months ended September 30, 2019, Rental income is presented net of Revenues deemed uncollectible.

(4) The Company capitalized $3.2 million and $8.7 million of leasing payroll and legal costs during the three and nine months ended September 30, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Nine Months Ended
	9/30/19	9/30/18	Change	9/30/19	9/30/18	Change
Same Property NOI Analysis
Number of properties	403	403	—	402	402	—
Percent billed	88.9%	89.4%	(0.5%)	88.9%	89.4%	(0.5%)
Percent leased	92.3%	92.6%	(0.3%)	92.2%	92.6%	(0.4%)

Revenues (1)
Base rent	$208,744	$203,097		$617,027	$604,411
Expense reimbursements	62,788	60,629		186,105	183,086
Revenues deemed uncollectible	(2,173)	—		(6,852)	—
Ancillary and other rental income / Other revenues	4,714	4,092		14,016	11,748
Percentage rents	1,082	683		5,997	5,173
	275,155	268,501	2.5%	816,293	804,418	1.5%
Operating expenses
Operating costs	(28,258)	(29,027)		(86,704)	(89,981)
Real estate taxes	(42,576)	(41,071)		(125,496)	(121,593)
Provision for doubtful accounts	—	(2,665)		—	(5,300)
	(70,834)	(72,763)	(2.7%)	(212,200)	(216,874)	(2.2%)
Same property NOI	$204,321	$195,738	4.4%	$604,093	$587,544	2.8%

NOI margin (1)(2)	74.3%	73.6%		74.0%	73.5%
Expense recovery ratio	88.6%	86.5%		87.7%	86.5%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,647	2.9%		$12,616	2.1%
Revenues deemed uncollectible / Provision for doubtful accounts	492	0.3%		(1,552)	(0.2%)
Net recoveries	1,423	0.7%		2,393	0.4%
Ancillary and other rental income / Other revenues	622	0.3%		2,268	0.4%
Percentage rents	399	0.2%		824	0.1%
		4.4%			2.8%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$204,321	$195,738		$604,093	$587,544
Adjustments:
Non-same property NOI	4,538	20,414		18,621	73,551
Lease termination fees	423	467		2,706	2,363
Straight-line rental income, net	6,831	5,015		18,051	11,896
Accretion of above- and below-market leases and tenant inducements, net	3,622	5,112		11,391	18,250
Straight-line ground rent expense	(31)	(40)		(94)	(100)
Depreciation and amortization	(82,837)	(85,183)		(249,825)	(266,900)
Impairment of real estate assets	(8,170)	(16,372)		(17,468)	(44,201)
General and administrative	(24,550)	(21,209)		(75,168)	(64,955)
Total other income (expense)	(23,293)	43,404		(99,593)	(28,718)
Net income	$80,854	$147,346		$212,714	$288,730

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Revenues is presented net of Revenues deemed uncollectible for the three and nine months ended September 30, 2019.
(2) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for all periods presented.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Nine Months Ended
	9/30/19	9/30/18	9/30/19	9/30/18
Leasing related:
Tenant improvements and tenant inducements	$22,728	$13,644	$54,068	$52,826
External leasing commissions	3,253	2,770	7,740	7,773
	25,981	16,414	61,808	60,599

Value-enhancing:
Anchor space repositionings	15,985	20,825	51,537	38,839
Outparcel developments	6,122	6,720	12,200	10,823
Redevelopments	40,084	17,816	99,757	51,059
New development	738	2,832	4,130	7,886
Other (1)	9,319	1,424	14,836	2,952
	72,248	49,617	182,460	111,559

Maintenance capital expenditures (2)	15,760	13,704	33,738	21,942

Total capital expenditures	$113,989	$79,735	$278,006	$194,100

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
(2) Excludes costs related to Hurricane Michael recoveries, as they are expected to be reimbursed by the Company's insurance carrier.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			9/30/19	12/31/18
Equity Capitalization:
Common shares outstanding			297,846	298,489
Common share price			$20.29	$14.69
Total equity capitalization			$6,043,295	$4,384,803

Debt:
Revolving credit facility			$	$306,000
Term loans			650,000	1,150,000
Unsecured notes			4,218,453	3,468,453
Secured mortgage			7,000	7,000
Total principal debt			4,875,453	4,931,453
Add/Less: Net unamortized premium/discount			11,376	(11,300)
Less: Deferred financing fees			(34,319)	(34,290)
Total debt			4,852,510	4,885,863
Less: Cash, cash equivalents and restricted cash			(31,481)	(50,765)
Net debt			$4,821,029	$4,835,098

Total market capitalization:			$10,864,324	$9,219,901

Liquidity:
Cash and cash equivalents and restricted cash			$31,481	$50,765
Available under revolving credit facility (1)			1,245,748	938,813
			$1,277,229	$989,578

Ratios:
Principal debt to total market capitalization			44.9%	53.5%
Principal debt to total assets, before depreciation			45.9%	46.6%
Secured principal debt to total assets, before depreciation			0.1%	0.1%
Net principal debt to Adjusted EBITDA (2)(3)			6.2x	6.2x
Unencumbered assets to unsecured debt			2.2x	2.1x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.1x	4.0x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			4.1x	3.9x

			As of	As of
			9/30/19	12/31/18
Percentage of total debt:
Fixed			97.9%	83.7%
Variable			2.1%	16.3%
Unencumbered summary:
Percent of properties			99.8%	99.8%
Percent of ABR			99.9%	99.9%
Percent of NOI			99.9%	99.9%
Weighted average maturity (years):
Fixed			5.7	5.4
Variable			2.3	4.3
Total			5.6	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Positive
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $4.3 million.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on the current quarter results.
(3) The Company capitalized $3.2 million, or 0.1x, of leasing payroll and legal costs during the three months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2019		$—	—
	2020		—	—
	2021		—	—
	2022		750,000	3.46%
	2023		850,000	2.88%
	2024		807,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029+		753,203	4.14%
	Total Debt Maturities		$4,875,453	3.70%

	Net unamortized premium		11,376
	Deferred financing costs		(34,319)
	Debt obligations, net		$4,852,510

Detailed Maturity Schedule - Debt obligations

	Fixed Rate Secured Mortgage		Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans

Year	Maturities	Weighted Average Stated Interest Rate	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2019	$—	—	$—	—	$—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	—	—
2022	—	—	750,000	3.46%	—	—
2023	—	—	500,000	3.25%	350,000	2.36%
2024	7,000	4.40%	500,000	3.65%	300,000	3.86%
2025	—	—	700,000	3.85%	—	—
2026	—	—	607,542	4.17%	—	—
2027	—	—	400,000	3.90%	—	—
2028	—	—	7,708	6.90%	—	—
2029+	—	—	753,203	4.14%	—	—
Total Debt Maturities	$7,000	4.40%	$4,218,453	3.79%	$650,000	3.05%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgage
Larchmont Centre		$7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGE		7,000	4.40		0.14

Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		350,000	2.36	12/12/23	7.18
Term Loan Facility - $300,000 (3)		300,000	3.86	7/26/24	6.15
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05		13.33

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16	2/1/22	3.08
3.88%, 2022 Brixmor OP Notes		500,000	3.88	8/15/22	10.26
3.25%, 2023 Brixmor OP Notes		500,000	3.25	9/15/23	10.26
3.65%, 2024 Brixmor OP Notes		500,000	3.65	6/15/24	10.26
3.85%, 2025 Brixmor OP Notes		700,000	3.85	2/1/25	14.36
4.13%, 2026 Brixmor OP Notes		600,000	4.13	6/15/26	12.30
7.97%, 2026 Brixmor LLC Notes		694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes		6,100	7.65	11/2/26	0.12
7.68%, 2026 Brixmor LLC Notes I		748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes		400,000	3.90	3/15/27	8.20
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90	2/15/28	0.05
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90	2/15/28	0.11
4.13%, 2029 Brixmor OP Notes		750,000	4.13	5/15/29	15.38
7.50%, 2029 Brixmor LLC Notes		3,203	7.50	7/30/29	0.07
TOTAL FIXED RATE UNSECURED NOTES		4,118,453	3.81		84.48

TOTAL FIXED RATE DEBT		$4,775,453	3.70		97.95

UNSECURED VARIABLE RATE DEBT:
2022 Brixmor OP Notes (LIBOR + 105 basis points)		$100,000	3.30	2/1/22	2.05
TOTAL UNSECURED VARIABLE RATE DEBT		100,000	3.30		2.05

TOTAL VARIABLE RATE DEBT		$100,000	3.30		2.05

TOTAL DEBT OBLIGATIONS		$4,875,453	3.70		100.00

	Net unamortized premium	11,376
	Deferred financing costs	(34,319)
	DEBT OBLIGATIONS, NET	$4,852,510

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	9/30/19

I. Aggregate debt test	< 65%	46.9%
Total Debt		4,852,510
Total Assets		10,348,913

II. Secured debt test	< 40%	0.1%
Total Secured Debt		7,185
Total Assets		10,348,913

III. Unencumbered asset ratio	> 150%	213.2%
Total Unencumbered Assets		10,329,169
Unsecured Debt		4,845,325

IV. Debt service test	> 1.5x	4.2x
Consolidated EBITDA		778,846
Annual Debt Service Charge		186,560

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the SEC on August 13, 2019 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	9/30/19

I. Leverage ratio	< 60%	37.3%
Total Outstanding Indebtedness		4,875,453
Balance Sheet Cash (1)		38,395
Total Asset Value		12,977,165

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness		7,000
Balance Sheet Cash (1)		38,395
Total Asset Value		12,977,165

III. Unsecured leverage ratio	< 60%	37.3%
Total Unsecured Indebtedness		4,868,453
Unrestricted Cash (3)		35,986
Unencumbered Asset Value		12,959,385

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income		842,779
Capital Expenditure Reserve		10,731
Fixed Charges		183,402

(1) Balance Sheet Cash consists of Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The secured leverage ratio is (0.2%) due to the impact of Balance Sheet Cash.
(3) Unrestricted Cash consists of Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2019

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres		Percent Leased		ABR PSF	Major Tenants (1)

Three Months Ended June 30, 2019 (2)
Land adjacent to Parmer Crossing	Austin-Round Rock, TX	4/22/19	$2,155	0.7 acres		-		-	-
Centennial Shopping Center	Denver-Aurora-Lakewood, CO	4/23/19	17,900	113,682		92.7%		$37.69	King Soopers (Kroger), Pet Supplies Plus
Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	5/1/19	56,000	235,728	(3)	79.9%	(3)	18.84	Weis Markets, Marshalls, REI, Sweat Fitness
			$76,055	349,410 / 0.7 acres

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2019		$76,055	349,410 / 0.7 acres

(1) Major tenants exclude non-owned major tenants.
(2) In addition, on June 7, 2019, Brixmor paid $2,400 to terminate a lease and acquire subleases at Baytown Shopping Center in Baytown, TX.
(3) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2019
Applegate Ranch Shopping Center	Merced, CA	2/1/19	$24,700	153,721	96.3%	$16.71	Marshall's, Petco
Forest Hills Village	Dallas-Fort Worth-Arlington, TX	2/13/19	5,400	69,651	100.0%	5.87	Foodland Markets, Family Dollar, Hi Style Fashion
Green Acres	Saginaw, MI	3/8/19	16,000	244,005	89.9%	15.41	Kroger, Planet Fitness, Rite Aid
			$46,100	467,377

Three Months Ended June 30, 2019
Spring Mall - Walgreens (3)	Milwaukee-Waukesha-West Allis, WI	4/23/19	$5,100	16,940	100.0%	$22.14	Walgreens
Streetsboro Crossing	Akron, OH	4/30/19	7,900	89,436	93.9%	7.28	Giant Eagle
The Manchester Collection - Northern Hills (3)	Hartford-West Hartford-East Hartford, CT	5/17/19	4,950	11,980	100.0%	37.81	Men's Warehouse
Westlane Shopping Center	Indianapolis-Carmel-Anderson, IN	5/24/19	6,950	71,602	100.0%	9.79	Save-A-Lot, Citi Trends
Bay Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	6/12/19	25,600	95,760	98.3%	17.43	Publix, Bealls Outlet, Pet Supermarket
Covington Gallery - Arby's (3)	Atlanta-Sandy Springs-Roswell, GA	6/27/19	1,635	2,400	100.0%	43.75	-
			$52,135	288,118

Three Months Ended September 30, 2019
Perlis Plaza	Americus, GA	7/1/19	$5,702	165,315	83.1%	$6.11	Belk, Roses
North Hills Village	Dallas-Fort Worth-Arlington, TX	7/31/19	2,500	43,299	84.7%	7.36	Dollar Tree
Twin Oaks Shopping Center	Davenport-Moline-Rock Island, IA-IL	7/31/19	6,125	113,328	97.6%	6.82	Hy-Vee, Eye Surgeons Associates
Bensalem Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8/14/19	8,800	70,378	100.0%	11.13	Redner's Warehouse Market
Palm Plaza	Corpus Christi, TX	8/15/19	3,182	50,475	82.8%	8.04	Bealls (Stage Stores), Family Dollar
Pinemont Shopping Center	Houston-The Woodlands-Sugar Land, TX	8/19/19	9,967	68,378	100.0%	13.66	Family Dollar, Houston Community College
Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	8/21/19	20,900	321,382	84.2%	10.43	Tony's Finer Foods, Amber's Furniture, LA Fitness, Sears Outlet
Lake Drive Plaza	Roanoke, VA	8/26/19	16,650	163,290	100.0%	8.25	Kroger, Big Lots, Dollar Tree
Payton Park	Talladega-Sylacauga, AL	9/13/19	15,700	231,820	98.2%	6.77	Walmart Supercenter, Burke's Outlet
Merchant's Central	Tullahoma-Manchester, TN	9/20/19	12,500	208,123	95.8%	6.18	Walmart Supercenter, Goody's
The Shoppes at Southside	Jacksonville, FL	9/24/19	23,300	112,613	100.0%	20.95	Best Buy, David's Bridal, Urban Air Adventure Park
Glendale Galleria	Phoenix-Mesa-Scottsdale, AZ	9/24/19	14,800	119,525	87.0%	13.17	Gymnasium Academy, LA Fitness, Sears Outlet
Mansell Crossing - Studio Movie Grill (3)	Atlanta-Sandy Springs-Roswell, GA	9/27/19	11,000	51,615	100.0%	17.22	Studio Movie Grill
			$151,126	1,719,541

	TOTAL - NINE MONTHS ENDED SEPTEMBER 30, 2019		$249,361	2,475,036

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Represents partial sale of shopping center. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2019
1	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus and additional retailers
2	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
3	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for 48K SF Chuze Fitness
4	Waterford Commons	Norwich-New London, CT	Remerchandise former Babies"R"Us with a 25K SF Tractor Supply Company
5	East Port Plaza	Port St. Lucie, FL	Remerchandise remaining 51K SF portion of the former Kmart with Urban Air Adventure Park
In Process Projects
6	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 25K SF junior anchor and additional small shop space
7	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
8	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
9	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
10	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Gordman's with a 50K SF Edge Fitness
11	London Marketplace	London, KY	Remerchandise former Kmart with a 36K SF Kohl's, a 24K SF Marshalls, a 22K SF Planet Fitness and a 9K SF Five Below
12	Perkins Farm Marketplace	Worcester, MA-CT	Remerchandise and expand former Fallas with a 35K SF Ollie's Bargain Outlet
13	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies"R"Us with a 55K SF Urban Air Adventure Park
14	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
15	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
16	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
17	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and an 8K SF Skechers
18	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture
19	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
20	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less
21	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
22	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
23	Williamson Square - Project II	Nashville-Davidson--Murfreesboro--Franklin, TN	Combine former Sky Zone and Hard Knocks to accommodate a 49K SF Painted Tree Marketplace
24	Broadway	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas with a 15K SF Blink Fitness (Equinox)
25	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
26	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
27	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 42K SF Conn's, a 22K SF Planet Fitness, a 19K SF Harbor Freight and additional retail space
28	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	28	$123,650	$58,000	9% - 14%

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended September 30, 2019
1	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and a 17K SF Goldfish Swim School
2	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 45K SF Big Lots, a 33K SF Tractor Supply, a 22K SF Planet Fitness and additional small shop space
3	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Ultra Foods with an 88K SF At Home
4	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former Kroger with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
5	Kingston Overlook	Knoxville, TN	Remerchandise former Babies"R"Us with a 42K SF Urban Air Adventure Park

Projects Stabilized During The Six Months Ended June 30, 2019
6	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, a 20K SF Shoe Station and an 18K SF Cost Plus World Market
7	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's Outlet
8	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF Five Below and a 5K SF Famous Footwear
9	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordman's with a 40K SF Burlington Stores and a 15K SF Planet Fitness
10	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 35K SF Burlington Stores
11	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
12	Arborland Center	Ann Arbor, MI	Remerchandise former Toys"R"Us with a 48K SF Gardner White Furniture
13	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
14	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 36K SF Bed Bath & Beyond and a 21K SF Boston Interiors
15	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with an 11K SF Five Below
16	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace
17	Williamson Square - Project I	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
18	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Ace Hardware with a 19K SF ALDI and additional small shop space
19	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	19	$55,950	11%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross

				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2019
1	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF Raising Canes	Dec-19	$2,600	$2,100	9%
2	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Sep-20	1,200	150	8%
3	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Sep-20	850	150	12%
4	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Sep-20	4,250	450	10%
5	Lakes Crossing	Muskegon, MI	Construction of a 5K SF Chick-fil-A	Jun-21	550	200	15%

	In Process Projects
6	Northmall Centre	Tucson, AZ	Construction of a 2K SF Starbucks	Dec-19	1,300	1,050	7%
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Construction of an 8K SF Lazy Dog Restaurant and Bar	Dec-19	2,200	1,150	6%
8	Winwood Town Center	Odessa, TX	Construction of a 7K SF Rodeo Dental	Mar-20	2,000	1,450	9%
9	Hanover Square	Richmond, VA	Construction of a 12K SF multi-tenant outparcel, including a 5K SF Panera, a 4K SF Aspen Dental, and a 2K SF Chipotle	Mar-20	4,250	3,050	11%
10	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,050	2,200	9%
11	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Jun-20	2,850	2,700	15%
12	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Jun-20	3,850	1,050	9%
13	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks, and a 1K SF Sports Clips	Sep-20	3,900	3,500	9%
14	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20	550	100	3%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$33,400	$19,300	10%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

STABILIZED OUTPARCEL DEVELOPMENTS (3)
	Projects Stabilized During The Three Months Ended September 30, 2019
1	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 4K SF Fuzzy's Taco Shop and a 2K SF Dunkin'	Sep-19		$2,400	9%
2	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Sep-19		400	20%
	Projects Stabilized During The Six Months Ended June 30, 2019
3	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19		3,100	8%
4	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Mar-19		1,200	15%
5	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19		450	9%
6	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19		100	160%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$7,650	12%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) The project at Westview Center was removed from stabilized outparcel development projects due to sale of property during the third quarter.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended September 30, 2019
1	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including facade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	$12,550	$750	10

2	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Dec-21	18,750	700	8

	In Process Projects
3	Carmel Village	Corpus Christi, TX	Redevelopment and reconfiguration of former Beall's and multiple adjacent small shop spaces with a 24K SF Crunch Fitness and a 9K SF Dollar Tree; and shopping center upgrades including façade renovations	7	Dec-19	3,150	2,200	9

4	Hearthstone Corners	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Kroger with a 63K SF El Rancho grocer; redevelopment of former Stein Mart and adjacent small shop space with a 40K SF Conn's; and shopping center upgrades including façade renovations and pylon sign upgrades	16	Dec-19	3,750	1,750	9

5	Beneva Village Shoppes (2)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Mar-20	10,650	10,550	10

6	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20	10,100	5,150	8

7	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF 24 Hour Fitness and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Mar-20	9,400	3,700	9

8	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Jun-20	12,400	10,950	10

9	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Jun-20	4,950	2,650	14

10	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-20	6,450	5,700	8

11	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,900	2,050	9

12	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Sep-20	7,900	3,350	10

13	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,350	14,000	7

14	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Dec-20	6,700	4,150	9

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

15	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	39,150	23,500	9

16	Hamilton Plaza	Trenton, NJ	Redevelopment of former Kmart with a 75K SF Urban Air Adventure Park and a 10K SF Dollar Tree; construction of a 6K SF outparcel; and shopping center upgrades including façade, parking and lighting enhancements	18	Mar-21	12,150	2,900	8

17	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Mar-21	21,300	12,750	8

18	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery, and additional small shop space	36	Jun-21	10,400	2,650	7

19	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including facade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Sep-21	31,900	4,150	8

20	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-22	9,950	650	10

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$256,850	$114,250	9

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,3)	Yield (1,3)

STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended September 30, 2019

1	Village at Mira Mesa - Phase I (4)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, construction of a 24K SF Michaels, a 21K SF BevMo!, and 10K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, integrated mesh network systems and electric vehicle charging stations
				36	Sep-19		$20,900	9

2	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Sep-19		6,400	10

3	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; and shopping center upgrades including new landscaping	35	Sep-19		8,050	9

4	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33k SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel and new façades	34	Sep-19		19,600	7

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$54,950	8

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $1 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(4) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise with multiple retailers
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site
17	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Densification of site, including multi-tenant outparcel developments
3	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
4	Westminster City Center	Denver-Aurora-Lakewood, CO	Redevelopment of existing anchor space for multiple retailers
5	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
6	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users
8	Venice Shopping Center (1)	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
9	Venice Village Shoppes	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype and façade renovation
10	Downtown Publix (1)	Port St. Lucie, FL	Densification of site, including outparcel development
11	East Port Plaza (1)	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
12	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
13	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel developments
14	The Village at Mableton (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
15	Haymarket Mall	Des Moines-West Des Moines, IA	Redevelopment of existing anchor space for multiple retailers
16	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
17	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
18	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
19	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
20	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

21	Southland Shopping Center	Cleveland-Elyria, OH	Reconfigure and remerchandise existing two story retail building
22	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
23	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
24	The Commons at Wolfcreek	Memphis, TN-MS-AR	Densification of site, including multi-tenant outparcel developments
25	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers

(1) Indicates project added to pipeline during the three months ended September 30, 2019.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended

December 31, 2018.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 26

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended September 30, 2019

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		9/30/19	6/30/19	3/31/19	12/31/18	9/30/18

Number of properties		409	421	422	425	445
GLA		71,540,493	73,280,766	73,192,186	73,673,124	76,577,108
Percent billed		88.6%	87.5%	87.5%	88.4%	89.4%
Percent leased		91.9%	91.5%	91.1%	91.9%	92.5%
TOTAL ≥ 10,000 SF		94.7%	94.2%	93.5%	94.6%	95.5%
TOTAL < 10,000 SF		85.6%	85.3%	85.7%	85.7%	85.5%
ABR		$892,997	$894.735	$887,463	$887,743	$911,116
ABR PSF		$14.59	$14.39	$14.32	$14.10	$13.89

PORTFOLIO BY UNIT SIZE AS OF 9/30/19
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	465	27,543,058	92.6%	94.7%	25.2%	$230,394	$10.23
20,000 - 34,999 SF	511	13,441,837	90.1%	95.6%	10.2%	138,431	10.89
10,000 - 19,999 SF	627	8,609,053	91.2%	93.2%	10.1%	110,740	14.08
5,000 - 9,999 SF	1,187	8,174,294	82.7%	87.0%	18.4%	122,162	17.98
< 5,000 SF	6,527	13,772,251	80.9%	84.8%	36.1%	291,270	25.71
TOTAL	9,317	71,540,493	88.6%	91.9%	100.0%	$892,997	$14.59

TOTAL ≥ 10,000 SF	1,603	49,593,948	91.7%	94.7%	45.5%	$479,565	$11.13
TOTAL < 10,000 SF	7,714	21,946,545	81.6%	85.6%	54.5%	413,432	22.81

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	89	2,745,372	3.8%	$30,857	3.5%	$11.24
2	The Kroger Co. (2)	52	3,410,576	4.8%	25,362	2.8%	7.44
3	Dollar Tree Stores, Inc. (3)	127	1,456,848	2.0%	15,795	1.8%	10.84
4	Publix Super Markets, Inc.	29	1,279,135	1.8%	12,100	1.4%	9.46
5	Ahold Delhaize (4)	21	1,163,367	1.6%	12,058	1.4%	10.36
6	Burlington Stores, Inc.	21	1,219,473	1.7%	11,786	1.3%	9.66
7	Ross Stores, Inc. (5)	35	948,096	1.3%	11,189	1.3%	11.80
8	Albertson's Companies, Inc. (6)	17	965,736	1.3%	11,154	1.2%	11.55
9	L.A Fitness International, LLC	14	577,290	0.8%	10,357	1.2%	17.94
10	Bed Bath & Beyond, Inc. (7)	32	791,126	1.1%	9,822	1.1%	12.42
		437	14,557,019	20.2%	150,480	17.0%	10.34

11	PetSmart, Inc.	26	587,388	0.8%	8,699	1.0%	14.81
12	Big Lots, Inc.	37	1,238,620	1.7%	8,309	0.9%	6.71
13	PETCO Animal Supplies, Inc. (8)	33	447,440	0.6%	7,889	0.9%	17.63
14	Wal-Mart Stores, Inc. (9)	16	1,878,570	2.6%	7,433	0.8%	3.96
15	Kohl's Corporation	12	914,585	1.3%	7,192	0.8%	7.86
16	The Michaels Companies, Inc.	26	579,078	0.8%	6,963	0.8%	12.02
17	Party City Holdco Inc.	34	482,332	0.7%	6,907	0.8%	14.32
18	Best Buy Co., Inc.	13	537,660	0.8%	6,793	0.8%	12.63
19	Office Depot, Inc. (10)	27	592,765	0.8%	6,507	0.7%	10.98
20	Ulta Beauty, Inc.	24	274,429	0.4%	6,148	0.7%	22.40
		685	22,089,886	30.7%	223,320	25.2%	10.11

21	Staples, Inc.	23	476,075	0.7%	5,983	0.7%	12.57
22	Five Below, Inc.	32	279,306	0.4%	5,272	0.6%	18.88
23	CVS Health	17	237,699	0.3%	4,984	0.6%	20.97
24	JOANN Stores, Inc.	21	415,255	0.6%	4,732	0.5%	11.40
25	Hobby Lobby Stores, Inc.	13	725,923	1.0%	4,731	0.5%	6.52
26	DICK's Sporting Goods, Inc. (11)	9	343,493	0.5%	4,717	0.5%	13.73
27	Southeastern Grocers (12)	12	568,562	0.8%	4,546	0.5%	8.00
28	Ascena Retail Group, Inc. (13)	39	245,455	0.3%	4,532	0.5%	18.46
29	The Home Depot, Inc.	6	556,632	0.8%	4,486	0.5%	8.06
30	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
31	Gap, Inc. (14)	15	236,332	0.3%	4,273	0.5%	18.08
32	JP Morgan Chase & Co.	29	104,702	0.1%	4,095	0.5%	39.11
33	Barnes & Noble, Inc.	10	224,673	0.3%	4,086	0.5%	18.19
34	H.E. Butt Grocery Company (15)	4	268,380	0.4%	4,085	0.5%	15.22
35	Sally Beauty Holdings, Inc. (16)	97	171,137	0.2%	4,038	0.5%	23.60
36	Giant Eagle, Inc	4	322,967	0.5%	3,955	0.4%	12.25
37	Wakefern Food Corporation (17)	6	307,332	0.4%	3,891	0.4%	12.66
38	24 Hour Fitness USA, Inc.	6	206,248	0.3%	3,867	0.4%	18.75
39	Rainbow, USA, Inc.	35	265,522	0.4%	3,707	0.4%	13.96
40	Mattress Firm, Inc.	29	176,578	0.2%	3,661	0.4%	20.73

	TOTAL TOP 40 RETAILERS	1,106	28,490,848	39.6%	$311,381	35.1%	$10.93

(1) Includes T.J. Maxx-39, Marshalls-36, HomeGoods-12, HomeSense-1 and Sierra Trading Post-1.		(7) Includes Bed Bath & Beyond-18, Harmon Face Values-6, Christmas Tree Shops-4,				(13) Includes dressbarn-15, Catherines-8, Justice-7, Lane Bryant-7,
(2) Includes Kroger-40, King Soopers-3, Harris Teeter-2, Ralphs-2, Dillons-2, Food 4 Less-1		Cost Plus World Market-2 and buybuy Baby-2.				Ann Taylor-1 and Roz & Ali-1.
Pay Less-1 and Pick 'N Save-1.		(8) Includes PETCO-32 and Unleashed-1.				(14) Includes Old Navy-11, Gap Factory-3, and Banana Republic-1.
(3) Includes Dollar Tree-107, Family Dollar-18 and Deal$-1.		(9) Includes Supercenters-8, Discount Stores-4, Walmart Neighborhood Market-3,				(15) Includes H-E-B-3 and Central Market-1.
(4) Includes Vons-4, Acme-3, Albertsons-2, Jewel-Osco-2, Randalls-2, Tom Thumb-2,		and Sam's Club-1.				(16) Includes Sally Beauty-90, Cosmoprof-6 and Macon Beauty Systems-1.
Shop & Save Market-1 and Star Market-1.		(10) Includes Office Depot-14 and OfficeMax-13.				(17) Includes PriceRite-3 and ShopRite-3.
(5) Includes Ross Dress for Less-32 and dd's Discounts-3.		(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-3.
(6) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2, Bottom Dollar Food-1,		(12) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
Hannaford-1 and Tops Market-1. Excludes one lease where retailer is guarantor.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 9/30/19	509	3,623,347	$50,555	$13.95	$6.92	$1.38	6.4	417	3,096,031	$13.42	$12.08	11.1
Three months ended 6/30/19	456	3,299,874	46,146	13.98	8.86	1.59	6.4	346	2,603,411	13.83	12.38	11.7
Three months ended 3/31/19	395	3,184,376	42,941	13.48	4.79	1.34	6.0	299	2,737,584	12.51	11.39	9.8
Three months ended 12/31/18	454	3,093,665	42,078	13.60	6.97	1.64	6.4	360	2,648,318	12.85	11.74	9.5
TOTAL - TTM	1,814	13,201,262	$181,720	$13.77	$6.90	$1.48	6.3	1,422	11,085,344	$13.15	$11.90	10.5

	NEW & RENEWAL LEASES ONLY
Three months ended 9/30/19	438	2,252,432	$37,464	$16.63	$11.12	$2.22	7.0	346	1,725,116	$16.49	$14.55	13.3
Three months ended 6/30/19	392	2,213,228	32,976	14.90	13.12	2.37	7.1	282	1,516,765	15.06	13.22	13.9
Three months ended 3/31/19	325	1,722,634	28,129	16.33	8.85	2.47	6.7	229	1,275,842	15.24	13.57	12.3
Three months ended 12/31/18	401	2,105,376	32,938	15.64	10.25	2.41	7.0	307	1,660,029	14.99	13.48	11.2
TOTAL - TTM	1,556	8,293,670	$131,506	$15.86	$10.96	$2.36	6.9	1,164	6,177,752	$15.48	$13.73	12.7

NEW LEASES
Three months ended 9/30/19	160	948,964	$14,833	$15.63	$23.97	$5.07	9.4	71	433,903	$13.98	$10.71	30.5
Three months ended 6/30/19	176	1,026,355	15,954	15.54	26.63	4.89	9.5	72	416,917	16.19	12.42	30.4
Three months ended 3/31/19	147	694,443	13,050	18.79	19.21	6.12	8.6	56	274,709	17.93	13.51	32.7
Three months ended 12/31/18	153	935,830	14,452	15.44	20.84	5.42	9.2	61	501,633	13.14	9.99	31.5
TOTAL - TTM	636	3,605,592	$58,288	$16.17	$23.00	$5.31	9.2	260	1,627,162	$14.96	$11.40	31.2

RENEWAL LEASES
Three months ended 9/30/19	278	1,303,468	$22,631	$17.36	$1.77	$0.15	5.3	275	1,291,213	$17.33	$15.84	9.4
Three months ended 6/30/19	216	1,186,873	17,021	14.34	1.44	0.19	4.9	210	1,099,848	14.63	13.52	8.2
Three months ended 3/31/19	178	1,028,191	15,080	14.67	1.85	0.01	5.3	173	1,001,133	14.50	13.58	6.8
Three months ended 12/31/18	248	1,169,546	18,486	15.81	1.77	—	5.1	246	1,158,396	15.79	14.99	5.3
TOTAL - TTM	920	4,688,078	$73,218	$15.62	$1.70	$0.09	5.2	904	4,550,590	$15.66	$14.57	7.5

OPTION LEASES
Three months ended 9/30/19	71	1,370,915	$13,091	$9.55	$—	$—	5.3	71	1,370,915	$9.55	$8.97	6.5
Three months ended 6/30/19	64	1,086,646	13,171	12.12	0.18	—	5.0	64	1,086,646	12.12	11.21	8.1
Three months ended 3/31/19	70	1,461,742	14,812	10.13	—	—	5.2	70	1,461,742	10.13	9.49	6.7
Three months ended 12/31/18	53	988,289	9,141	9.25	—	—	5.1	53	988,289	9.25	8.83	4.8
TOTAL - TTM	258	4,907,592	$50,214	$10.23	$0.04	$—	5.1	258	4,907,592	$10.23	$9.59	6.7

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 9/30/19						TTM Ended 9/30/19
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	15%	66%	46%	$9.73	8.6%		15%	67%	47%	$9.72	9.2
	New & Renewal Leases Only	10%	51%	34%	11.14	12.2%		11%	54%	36%	10.62	13.1
New Leases		10%	54%	37%	10.84	45.2%		11%	55%	38%	11.07	40.9
Renewal Leases		10%	49%	32%	11.38	4.3%		11%	53%	35%	10.26	4.2
Option Leases		46%	91%	80%	8.43	5.6%		42%	90%	77%	8.81	5.8
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	85%	34%	54%	$22.21	13.6%		85%	33%	53%	$22.02	11.9
	New & Renewal Leases Only	90%	49%	66%	22.32	14.0%		89%	46%	64%	21.94	12.4
New Leases		90%	46%	63%	21.16	22.6%		89%	45%	62%	22.40	24.3
Renewal Leases		90%	51%	68%	23.09	12.1%		89%	47%	65%	21.59	9.3
Option Leases		54%	9%	20%	21.21	10.1%		58%	10%	23%	22.63	9.6

(1) Comparable leases only.
Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		9/30/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18
	NEW LEASES
	Weighted average over lease term:
	Base rent	$ 17.56	$ 16.70	$ 17.50	$ 19.81	$ 16.81	$ 15.66
	Tenant improvements and allowances	(2.39)	(2.48)	(2.66)	(2.25)	(2.10)	(2.38)
	Third party leasing commissions	(0.55)	(0.53)	(0.49)	(0.65)	(0.57)	(0.48)
	NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.62	13.69	14.35	16.91	14.14	12.80
	Tenant specific landlord work (1)	(0.98)	(1.10)	(0.75)	(0.99)	(1.11)	(0.55)
	NET EFFECTIVE RENT	$ 13.64	$ 12.59	$ 13.60	$ 15.92	$ 13.03	$ 12.25
	Net effective rent before tenant specific landlord work /
	base rent	83%	82%	82%	85%	84%	82%
	Net effective rent / base rent	78%	75%	78%	80%	77%	78%
	Weighted average term (years)	9.2	9.4	9.5	8.6	9.2	9.1

	PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	33%	34%	35%	27%	36%	39%
	< 10,000 SF	67%	66%	65%	73%	64%	61%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 9/30/19:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	62	1,901,921	$ 21,986	$ 11.56
	< 10,000 SF	311	1,001,326	25,565	25.53
	TOTAL	373	2,903,247	$ 47,551	$ 16.38

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	312	872,499	1.3	1.5%	$14.92	$14.92	13	223,379	0.5%	0.4%	$9.50	$9.50	299	649,120	3.5%	2.6%	$16.79	$16.79
2019	311	1,312,741	2.0	2.2%	14.90	14.90	16	512,264	1.1%	0.8%	7.94	7.94	295	800,477	4.3%	3.7%	19.35	19.35
2020	1,239	7,642,186	11.6	10.6%	12.40	12.42	170	4,926,115	10.5%	8.4%	8.18	8.19	1,069	2,716,071	14.4%	13.2%	20.05	20.10
2021	1,188	8,602,112	13.1	12.4%	12.95	13.08	185	5,963,976	12.7%	11.8%	9.52	9.54	1,003	2,638,136	14.0%	13.2%	20.72	21.08
2022	1,097	7,873,582	12.0	12.1%	13.67	13.98	186	5,376,684	11.4%	11.1%	9.87	9.93	911	2,496,898	13.3%	13.2%	21.85	22.70
2023	997	7,257,744	11.1	11.1%	13.66	14.04	169	4,990,376	10.6%	10.1%	9.69	9.75	828	2,267,368	12.1%	12.3%	22.39	23.50
2024	955	8,943,574	13.6	12.7%	12.64	13.12	202	6,742,957	14.3%	13.7%	9.71	9.83	753	2,200,617	11.7%	11.5%	21.59	23.20
2025	419	4,815,803	7.3	7.0%	13.00	14.01	117	3,796,166	8.1%	8.5%	10.74	11.42	302	1,019,637	5.4%	5.3%	21.39	23.65
2026	324	3,314,225	5.1	5.3%	14.39	15.88	82	2,493,383	5.3%	5.9%	11.28	12.14	242	820,842	4.4%	4.7%	23.82	27.25
2027	331	2,973,089	4.5	5.1%	15.37	17.28	71	2,117,204	4.5%	5.3%	11.99	13.17	260	855,885	4.5%	4.9%	23.74	27.46
2028	301	2,726,634	4.1	4.9%	15.98	17.88	70	1,949,773	4.2%	4.8%	11.89	12.74	231	776,861	4.1%	5.0%	26.25	30.78
2029+	673	9,425,632	14.3	15.1%	14.31	16.26	235	7,870,779	16.8%	19.2%	11.67	13.09	438	1,554,853	8.3%	10.4%	27.67	32.29

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	312	872,499	1.3	1.5%	$14.92	$14.92	13	223,379	0.5%	0.5%	$9.50	$9.50	299	649,120	3.5%	2.6%	$16.79	$16.79
2019	246	908,888	1.4	1.5%	14.66	14.66	10	299,482	0.6%	0.4%	6.35	6.35	236	609,406	3.2%	2.8%	18.75	18.75
2020	908	3,543,369	5.4	5.7%	14.34	14.38	59	1,503,327	3.2%	2.4%	7.73	7.73	849	2,040,042	10.9%	9.5%	19.21	19.28
2021	827	2,650,638	4.0	5.2%	17.61	17.96	40	818,172	1.8%	1.9%	10.86	10.97	787	1,832,466	9.7%	9.1%	20.63	21.08
2022	745	2,447,546	3.7	5.1%	18.50	19.30	39	745,882	1.6%	1.7%	11.03	11.28	706	1,701,664	9.0%	9.0%	21.77	22.82
2023	662	2,374,293	3.6	4.9%	18.49	19.51	44	867,268	1.8%	2.1%	11.34	11.62	618	1,507,025	8.0%	8.2%	22.61	24.05
2024	634	2,776,288	4.2	4.9%	15.92	16.95	50	1,264,689	2.7%	2.5%	9.62	9.75	584	1,511,599	8.0%	7.7%	21.19	22.98
2025	337	2,172,254	3.3	3.5%	14.46	15.94	52	1,365,774	2.9%	2.9%	10.21	11.20	285	806,480	4.3%	4.3%	21.65	23.95
2026	305	1,879,856	2.9	3.1%	14.72	16.56	35	1,005,651	2.1%	1.7%	7.91	8.70	270	874,205	4.7%	4.8%	22.56	25.60
2027	338	2,105,695	3.2	3.7%	15.73	17.85	57	1,267,987	2.7%	3.0%	11.50	12.54	281	837,708	4.5%	4.5%	22.14	25.88
2028	303	1,617,118	2.5	3.2%	17.72	20.16	33	783,197	1.7%	1.8%	11.19	12.12	270	833,921	4.4%	4.8%	23.86	27.72
2029+	2,530	42,411,377	64.5	57.7%	12.14	15.60	1,084	36,818,248	78.4%	79.1%	10.31	13.13	1,446	5,593,129	29.8%	32.7%	24.20	31.83

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 9/30/19				77.8%	80.5%

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,546,603	90.6%	95.1%	$69,311	$20.73	7.1%	5.0%	7.8%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,614	94.7%	96.9%	33,485	22.34	2.4%	2.4%	3.7%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,516,675	80.3%	84.5%	39,809	14.18	3.4%	4.9%	4.5%
4	Dallas-Fort Worth-Arlington, TX	13	2,651,967	85.8%	91.7%	41,015	17.59	3.2%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	30	4,061,576	90.8%	94.8%	47,019	12.79	7.3%	5.7%	5.3%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	78.9%	85.1%	5,054	13.16	0.7%	0.6%	0.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,508,709	79.9%	82.4%	18,639	15.14	2.2%	2.1%	2.1%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,215,207	84.8%	88.3%	60,463	18.79	5.6%	5.9%	6.8%
9	Atlanta-Sandy Springs-Roswell, GA	23	3,500,868	86.5%	88.4%	35,680	11.90	5.6%	4.9%	4.0%
10	Boston-Cambridge-Newton, MA-NH	6	712,829	87.2%	88.2%	8,492	13.57	1.5%	1.0%	1.0%
	Top 10 Largest US MSAs by Population	160	25,872,308	86.6%	90.3%	358,967	16.23	39.0%	36.2%	40.4%

11	Phoenix-Mesa-Scottsdale, AZ	0	—	—%	—%	—	—	—%	—%	—%
12	San Francisco-Oakland-Hayward, CA	2	506,531	98.3%	99.4%	11,431	28.06	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	500,053	92.2%	94.0%	8,362	20.31	1.0%	0.7%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	88.6%	94.3%	15,917	12.81	2.0%	2.0%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,194,625	88.4%	91.8%	14,165	14.08	2.0%	1.7%	1.6%
17	San Diego-Carlsbad, CA	3	658,209	96.2%	99.0%	14,716	23.08	0.7%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	12	1,900,951	88.4%	90.7%	24,154	15.41	2.9%	2.7%	2.7%
19	Denver-Aurora-Lakewood, CO	6	1,317,557	87.5%	89.5%	16,130	14.78	1.5%	1.8%	1.8%
20	St. Louis, MO-IL	2	209,036	95.4	96.0	2,144	10.85	0.5	0.3	0.2
	Top 20 Largest US MSAs by Population	205	33,590,556	87.4%	90.9%	465,986	16.25	50.1%	47.0%	52.3%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Orlando-Kissimmee-Sanford, FL	5	808,412	89.6%	91.7%	16,742	22.79	1.2%	1.1%	1.9%
23	Charlotte-Concord-Gastonia, NC-SC	5	1,638,366	91.7%	94.4%	15,650	11.09	1.2%	2.3%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	51.8%	51.8%	1,340	24.93	0.2%	0.1%	0.2%
27	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,966	10.95	0.2%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,932,349	87.3%	90.9%	21,762	15.95	1.7%	2.7%	2.4%
30	Austin-Round Rock, TX	1	169,405	95.1%	98.5%	2,102	12.60	0.2%	0.2%	0.2%
31	Kansas City, MO-KS	4	608,649	91.4%	92.4%	4,672	8.45	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	85.2%	87.3%	3,802	10.43	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	905,086	83.5%	84.0%	9,498	12.57	0.7%	1.3%	1.1%
34	Indianapolis-Carmel-Anderson, IN	3	833,921	85.2%	86.1%	7,485	10.47	0.7%	1.2%	0.8%

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	91.6%	97.9%	9,004	11.57	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	93.8%	97.7%	2,858	21.50	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	686,770	75.8%	79.0%	6,210	11.44	1.0%	1.0%	0.7%
40	Jacksonville, FL	3	686,621	92.5%	93.4%	6,978	11.31	0.7%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh, NC	2	291,026	97.5%	98.2%	3,790	13.37	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	92.3%	95.4%	9,292	15.46	0.2%	0.9%	1.0%
44	Richmond, VA	2	226,458	92.7%	94.3%	3,297	15.43	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	707,728	95.8%	97.5%	7,386	11.10	1.0%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-West Hartford-East Hartford, CT	3	584,075	86.5%	88.4%	8,749	16.95	0.7%	0.8%	1.0%
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	262	46,007,255	87.8%	91.0%	608,569	15.48	64.1%	64.3%	68.1%

	MSAs Ranked 51 - 100 by Population	49	8,670,272	90.4%	94.2%	97,104	13.06	12.0%	12.1%	10.9%

	Other MSAs	98	16,862,966	90.0%	93.3%	187,324	12.95	23.9%	23.6%	21.0%

TOTAL		409	71,540,493	88.6%	91.9%	$892,997	$14.59	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,546,603	90.6	95.1	$69,311	$20.73	7.1	5.0	7.8
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,215,207	84.8	88.3	60,463	18.79	5.6	5.9	6.8
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,061,576	90.8	94.8	47,019	12.79	7.3	5.7	5.3
4	Dallas-Fort Worth-Arlington, TX	4	13	2,651,967	85.8	91.7	41,015	17.59	3.2	3.7	4.6
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,516,675	80.3	84.5	39,809	14.18	3.4	4.9	4.5
6	Atlanta-Sandy Springs-Roswell, GA	9	23	3,500,868	86.5	88.4	35,680	11.90	5.6	4.9	4.0
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,614	94.7	96.9	33,485	22.34	2.4	2.4	3.7
8	Tampa-St. Petersburg-Clearwater, FL	18	12	1,900,951	88.4	90.7	24,154	15.41	2.9	2.7	2.7
9	Cincinnati, OH-KY-IN	29	7	1,932,349	87.3	90.9	21,762	15.95	1.7	2.7	2.4
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,508,709	79.9	82.4	18,639	15.14	2.2	2.1	2.1
	10 Largest MSAs by ABR	—	170	28,541,519	86.9	90.5	391,337	16.28	41.4	40.0	43.9

11	Orlando-Kissimmee-Sanford, FL	22	5	808,412	89.6	91.7	16,742	22.79	1.2	1.1	1.9
12	Denver-Aurora-Lakewood, CO	19	6	1,317,557	87.5	89.5	16,130	14.78	1.5	1.8	1.8
13	Detroit-Warren-Dearborn, MI	14	8	1,431,286	88.6	94.3	15,917	12.81	2.0	2.0	1.8
14	Charlotte-Concord-Gastonia, NC-SC	23	5	1,638,366	91.7	94.4	15,650	11.09	1.2	2.3	1.8
15	San Diego-Carlsbad, CA	17	3	658,209	96.2	99.0	14,716	23.08	0.7	0.9	1.6
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,194,625	88.4	91.8	14,165	14.08	2.0	1.7	1.6
17	Ann Arbor, MI	144	3	818,765	94.4	95.7	12,106	15.55	0.7	1.1	1.4
18	Naples-Immokalee-Marco Island, FL	142	4	780,327	78.4	80.2	11,632	19.11	1.0	1.1	1.3
19	San Francisco-Oakland-Hayward, CA	12	2	506,531	98.3	99.4	11,431	28.06	0.5	0.7	1.3
20	Binghamton, NY	191	4	751,572	98.6	98.6	10,460	14.11	1.0	1.1	1.2
	20 Largest MSAs by ABR	—	218	38,447,169	87.8	91.1	530,286	16.22	53.2	53.8	59.6

21	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	92.3	97.0	10,326	14.14	0.7	1.2	1.2
22	Vallejo-Fairfield, CA	121	1	519,223	84.7	94.0	9,649	19.95	0.2	0.7	1.1
23	Cleveland-Elyria, OH	33	3	905,086	83.5	84.0	9,498	12.57	0.7	1.3	1.1
24	Memphis, TN-MS-AR	43	1	652,349	92.3	95.4	9,292	15.46	0.2	0.9	1.0
25	Port St. Lucie, FL	110	5	691,237	80.6	89.8	9,283	15.06	1.2	1.0	1.0
26	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	91.6	97.9	9,004	11.57	1.0	1.1	1.0
27	Hartford-West Hartford-East Hartford, CT	48	3	584,075	86.5	88.4	8,749	16.95	0.7	0.8	1.0
28	Boston-Cambridge-Newton, MA-NH	10	6	712,829	87.2	88.2	8,492	13.57	1.5	1.0	1.0
29	North Port-Sarasota-Bradenton, FL	72	5	730,159	84.9	93.6	8,431	12.41	1.2	1.0	0.9
30	Riverside-San Bernardino-Ontario, CA	13	4	500,053	92.2	94.0	8,362	20.31	1.0	0.7	0.9
31	Indianapolis-Carmel-Anderson, IN	34	3	833,921	85.2	86.1	7,485	10.47	0.7	1.2	0.8
32	Louisville/Jefferson County, KY-IN	45	4	707,728	95.8	97.5	7,386	11.10	1.0	1.0	0.8
33	New Haven-Milford, CT	66	5	546,407	92.5	93.4	7,209	14.13	1.2	0.8	0.8
34	Jacksonville, FL	40	3	686,621	92.5	93.4	6,978	11.31	0.7	1.0	0.8

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	Norwich-New London, CT	182	2	433,532	88.2	94.6	6,606	16.11	0.5	0.6	0.7
36	Milwaukee-Waukesha-West Allis, WI	39	4	686,770	75.8	79.0	6,210	11.44	1.0	1.0	0.7
37	Worcester, MA-CT	57	3	517,810	74.1	96.3	5,799	13.71	0.7	0.7	0.6
38	College Station-Bryan, TX	187	4	491,322	92.2	92.5	5,776	15.35	1.0	0.7	0.6
39	Scranton--Wilkes-Barre--Hazleton, PA	100	2	619,139	96.0	96.0	5,615	22.45	0.5	0.9	0.6
40	Wilmington, NC	165	2	379,107	96.9	98.2	5,453	14.80	0.5	0.5	0.6
41	Winston-Salem, NC	84	3	437,761	87.1	91.2	5,188	13.63	0.7	0.6	0.6
42	Greensboro-High Point, NC	75	1	406,768	88.6	88.6	5,126	14.23	0.2	0.6	0.6
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	78.9	85.1	5,054	13.16	0.7	0.6	0.6
44	Kansas City, MO-KS	31	4	608,649	91.4	92.4	4,672	8.45	1.0	0.9	0.5
45	Dayton, OH	73	2	351,898	97.7	97.7	4,585	13.90	0.5	0.5	0.5
46	Oxnard-Thousand Oaks-Ventura, CA	67	2	316,798	92.5	95.0	4,567	15.74	0.5	0.4	0.5
47	Manchester-Nashua, NH	129	2	347,947	95.4	98.0	4,490	21.28	0.5	0.5	0.5
48	Charleston-North Charleston, SC	74	2	498,871	89.6	96.2	4,437	9.35	0.5	0.7	0.5
49	Boulder, CO	155	1	278,419	96.0	96.0	4,393	16.43	0.2	0.4	0.5
50	Fresno, CA	54	1	261,344	98.3	98.3	4,070	15.85	0.2	0.4	0.5
	50 Largest MSAs by ABR	—	306	55,231,025	88.1	91.5	732,471	15.49	74.4	77.5	82.1

51	Pittsfield, MA	325	1	436,805	98.6	100.0	4,064	21.06	0.2	0.6	0.5
52	Spartanburg, SC	151	1	360,277	90.7	90.7	4,051	13.03	0.2	0.5	0.5
53	Columbus, OH	32	3	435,069	85.2	87.3	3,802	10.43	0.7	0.6	0.4
54	Raleigh, NC	42	2	291,026	97.5	98.2	3,790	13.37	0.5	0.4	0.4
55	Greenville-Anderson-Mauldin, SC	61	2	220,723	96.0	98.3	3,743	17.67	0.5	0.3	0.4
56	Panama City, FL	222	2	397,492	93.9	97.8	3,699	9.51	0.5	0.6	0.4
57	Mobile, AL	130	1	463,848	88.8	88.8	3,625	8.98	0.2	0.6	0.4
58	Bakersfield, CA	62	1	240,068	95.7	96.3	3,488	15.37	0.2	0.3	0.4
59	Atlantic City-Hammonton, NJ	185	1	179,199	99.1	99.1	3,380	19.03	0.2	0.3	0.4
60	Richmond, VA	44	2	226,458	92.7	94.3	3,297	15.43	0.5	0.3	0.4
61	Odessa, TX	263	1	372,534	98.1	100.0	3,290	13.97	0.2	0.5	0.4
62	Hilton Head Island-Bluffton-Beaufort, SC	207	2	230,352	92.7	94.3	3,247	14.95	0.5	0.3	0.4
63	Des Moines-West Des Moines, IA	87	2	512,825	97.1	97.1	3,172	6.43	0.5	0.7	0.4
64	Greenville, NC	237	1	233,153	93.5	94.0	3,017	13.76	0.2	0.3	0.3
65	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	93.8	97.7	2,858	21.50	0.2	0.2	0.3
66	Springfield, MA	91	2	299,898	96.1	96.1	2,841	12.54	0.5	0.4	0.3
67	Roanoke, VA	161	2	315,008	97.0	97.5	2,689	10.90	0.5	0.4	0.3
68	Blacksburg-Christiansburg-Radford, VA	232	1	181,055	97.7	97.7	2,664	15.32	0.2	0.3	0.3
69	Savannah, GA	137	2	221,381	77.0	92.9	2,646	12.86	0.5	0.3	0.3
70	Fort Wayne, IN	123	2	248,451	84.8	84.8	2,544	14.04	0.5	0.3	0.3

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Bridgeport-Stamford-Norwalk, CT	58	1	161,075	98.4	98.4	2,450	15.46	0.2	0.2	0.3
72	Duluth, MN-WI	172	1	183,006	85.2	98.2	2,304	12.82	0.2	0.3	0.3
73	Altoona, PA	334	1	265,200	81.7	84.9	2,291	10.27	0.2	0.4	0.3
74	Elkhart-Goshen, IN	218	1	257,748	94.3	97.6	2,242	15.78	0.2	0.4	0.3
75	Santa Maria-Santa Barbara, CA	122	1	179,549	100.0	100.0	2,229	13.38	0.2	0.3	0.2
76	Hickory-Lenoir-Morganton, NC	146	2	284,984	87.5	87.5	2,228	8.93	0.5	0.4	0.2
77	Dover, DE	240	1	191,974	81.3	82.3	2,210	13.99	0.2	0.3	0.2
78	St. Louis, MO-IL	20	2	209,036	95.4	96.0	2,144	10.85	0.5	0.3	0.2
79	Austin-Round Rock, TX	30	1	169,405	95.1	98.5	2,102	12.60	0.2	0.2	0.2
80	Lancaster, PA	103	2	170,128	91.9	91.9	2,036	13.02	0.5	0.2	0.2
81	Tucson, AZ	53	1	165,350	98.7	100.0	2,034	12.30	0.2	0.2	0.2
82	Ithaca, NY	373	1	204,405	85.1	100.0	2,025	9.91	0.2	0.3	0.2
83	Concord, NH	278	1	182,887	98.4	98.4	2,015	11.47	0.2	0.3	0.2
84	Pittsburgh, PA	27	1	199,079	100.0	100.0	1,966	10.95	0.2	0.3	0.2
85	Rutland, VT	535	1	224,514	98.1	98.1	1,943	8.82	0.2	0.3	0.2
86	Manhattan, KS	391	1	217,261	94.3	95.2	1,936	14.93	0.2	0.3	0.2
87	Flint, MI	133	1	164,559	80.6	92.3	1,920	12.74	0.2	0.2	0.2
88	Greeneville, TN	485	1	224,139	83.0	97.1	1,896	8.81	0.2	0.3	0.2
89	Tulsa, OK	55	1	186,851	100.0	100.0	1,894	10.14	0.2	0.3	0.2
90	Saginaw, MI	229	1	184,735	99.3	99.3	1,890	10.31	0.2	0.3	0.2
91	Syracuse, NY	88	1	125,445	100.0	100.0	1,853	14.77	0.2	0.2	0.2
92	Portland-South Portland, ME	105	1	287,513	90.0	90.0	1,848	20.44	0.2	0.4	0.2
93	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	96.9	98.4	1,799	11.56	0.2	0.2	0.2
94	California-Lexington Park, MD	353	1	92,335	100.0	100.0	1,780	19.28	0.2	0.1	0.2
95	Columbus, IN	436	1	142,989	96.2	97.8	1,633	11.68	0.2	0.2	0.2
96	Muskegon, MI	245	1	109,590	91.8	96.3	1,571	16.98	0.2	0.2	0.2
97	London, KY	319	1	165,826	66.7	100.0	1,564	9.43	0.2	0.2	0.2
98	Toledo, OH	93	1	305,980	69.7	70.4	1,549	14.17	0.2	0.4	0.2
99	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	82.3	94.3	1,523	8.87	0.2	0.3	0.2
100	Ocean City, NJ	406	1	136,822	94.0	95.2	1,519	11.66	0.2	0.2	0.2
	100 Largest MSAs by ABR	—	371	66,979,504	88.7	92.1	856,772	14.96	90.7	93.6	95.9

	Other MSAs	—	38	4,560,989	86.8	89.9	36,225	9.16	9.3	6.4	4.1

TOTAL		—	409	71,540,493	88.6	91.9	$892,997	$14.59	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	7,974,381	85.4%	88.9%	$104,271	$15.18	11.7%	11.1%	11.7%
2	Texas	53	8,102,062	89.6%	94.0%	102,677	14.44	13.0%	11.3%	11.5%
3	California	27	5,084,399	93.0%	95.9%	94,516	20.93	6.6%	7.1%	10.6%
4	New York	29	3,699,609	92.6%	96.3%	68,287	19.64	7.1%	5.2%	7.6%
5	Pennsylvania	27	5,099,162	87.9%	90.4%	65,253	17.10	6.6%	7.1%	7.3%
6	North Carolina	20	4,243,907	91.7%	94.3%	44,287	11.66	4.9%	5.9%	5.0%
7	Georgia	31	4,403,021	86.2%	88.9%	42,971	11.27	7.6%	6.2%	4.8%
8	New Jersey	16	2,819,820	88.6%	93.2%	41,064	16.67	3.9%	3.9%	4.6%
9	Illinois	16	3,666,199	80.6%	84.7%	40,687	13.84	3.9%	5.1%	4.6%
10	Michigan	16	2,997,110	89.8%	93.7%	35,505	13.23	3.9%	4.2%	4.0%
11	Ohio	16	3,389,442	85.3%	86.2%	35,079	13.84	3.9%	4.7%	3.9%
12	Connecticut	12	1,850,585	89.5%	91.8%	26,152	15.39	2.9%	2.6%	2.9%
13	Tennessee	9	2,037,716	91.8%	96.9%	23,224	11.94	2.2%	2.8%	2.6%
14	Colorado	7	1,595,976	89.0%	90.6%	20,523	15.10	1.7%	2.2%	2.3%
15	Massachusetts	10	1,725,648	87.1%	94.5%	19,321	15.47	2.4%	2.4%	2.2%
16	Kentucky	8	1,854,056	90.1%	96.8%	18,710	11.52	2.0%	2.6%	2.1%
17	Minnesota	9	1,377,631	88.0%	92.6%	16,469	13.89	2.2%	1.9%	1.8%
18	Indiana	9	1,645,110	88.6%	89.7%	15,607	11.70	2.2%	2.3%	1.7%
19	South Carolina	7	1,310,223	91.5%	94.7%	15,478	12.75	1.7%	1.8%	1.7%
20	Virginia	8	1,195,945	93.3%	94.2%	13,890	13.23	2.0%	1.7%	1.6%
21	New Hampshire	5	772,528	94.8%	96.2%	8,380	13.82	1.2%	1.1%	0.9%
22	Wisconsin	4	686,770	75.8%	79.0%	6,210	11.44	1.0%	1.0%	0.7%
23	Maryland	3	410,713	76.8%	83.6%	5,612	16.34	0.7%	0.6%	0.6%
24	Missouri	5	655,984	93.0%	94.2%	5,339	8.82	1.2%	0.9%	0.6%
25	Alabama	1	463,848	88.8%	88.8%	3,625	8.98	0.2%	0.6%	0.4%
26	Kansas	2	378,962	92.5%	93.0%	3,413	12.40	0.5%	0.5%	0.4%
27	Iowa	2	512,825	97.1%	97.1%	3,172	6.43	0.5%	0.7%	0.4%
28	Delaware	1	191,974	81.3%	82.3%	2,210	13.99	0.2%	0.3%	0.2%
29	West Virginia	2	251,500	96.0%	96.0%	2,085	8.63	0.5%	0.4%	0.2%
30	Arizona	1	165,350	98.7%	100.0%	2,034	12.30	0.2%	0.2%	0.2%
31	Vermont	1	224,514	98.1%	98.1%	1,943	8.82	0.2%	0.3%	0.2%
32	Oklahoma	1	186,851	100.0%	100.0%	1,894	10.14	0.2%	0.3%	0.2%
33	Maine	1	287,513	90.0%	90.0%	1,848	20.44	0.2%	0.4%	0.2%
34	Louisiana	2	279,159	66.0%	77.5%	1,261	5.83	0.5%	0.4%	0.1%

TOTAL		409	71,540,493	88.6%	91.9%	$892,997	$14.59	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	463,848	88.8%	$3,625	$8.99	Sam's Club*	Bed Bath & Beyond, Big Lots, Burlington Stores, Burke's Outlet, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,034	12.30	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,488	15.37	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,323	91.0%	2,540	23.63	Trader Joe's*	24 Hour Fitness, CVS	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,292	19.88	Stater Bros.	-	-
6	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	123,145	71.3%	1,982	22.56	-	Big Lots, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	51.8%	1,340	24.93	Trader Joe's	World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	98.8%	1,477	15.17	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	98.3%	2,842	23.19	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	98.3%	4,070	15.85	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,229	13.38	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	94.4%	1,179	14.37	Grocery Outlet	Sears Outlet, dd's Discounts (Ross)	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	99.6%	5,878	21.32	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,175	18.02	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	98.1%	2,077	10.44	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,792	34.02	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	99.1%	8,639	26.56	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.1%	6,037	24.04	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.3%	5,177	30.67	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	100.0%	825	18.53	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2019	434,945	99.3%	10,397	24.90	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.6%	3,764	23.41	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,086	28.26	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,560	23.94	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,027	11.10	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	90.1%	2,909	22.14	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,099	20.66	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	101,850	92.9%	1,986	20.99	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	94.0%	9,649	19.95	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	758	7.96	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.3%	7,294	15.55	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.0%	1,718	10.39	King Soopers (Kroger)	Chuze Fitness, Cinema Latino	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	91.5%	1,704	15.38	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,070	38.19	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	96.0%	4,393	16.43	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	332,059	67.1%	3,586	16.10	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	91.6%	2,572	26.39	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	97.0%	2,481	13.00	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	984	13.94	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	82.0%	3,693	13.74	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	530	9.76	-	Dollar Tree, Savers	-
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,484	16.57	Price Chopper	Dick's Sporting Goods	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,767	17.70	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	100.0%	1,834	13.81	-	A.C. Moore, Christmas Tree Shops	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	98.4%	2,450	15.46	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	82.9%	1,138	10.94	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	83.5%	2,094	13.70	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.6%	4,125	18.82	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	82.3%	2,210	13.99	-	Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	93.0%	3,642	18.28	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	96.3%	6,714	23.17	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	87.0%	3,409	14.84	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,488	93.4%	2,018	23.89	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	94.3%	1,523	8.87	Publix	Big Lots, Planet Fitness, Tractor Supply	-
55	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,799	11.56	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	856	9.81	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	331,335	88.4%	2,413	8.90	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	87.7%	1,656	19.22	-	LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	94.6%	2,289	18.12	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Center	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	91.8%	1,797	11.06	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2019	109,745	76.0%	1,826	21.88	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	79.9%	3,625	13.56	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	256,719	52.1%	2,408	18.00	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	41.9%	1,229	13.86	Publix	-	-
65	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,769	19.00	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.0%	4,808	20.17	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,086	13.38	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	96.8%	1,000	11.68	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,458	17.42	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,107	14.51	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	98.2%	1,169	16.38	Lucky's Market	Office Depot	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2019	420,148	87.1%	10,352	28.79	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	835	12.94	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,770	92.2%	2,997	20.16	-	Coastal Care, Walgreens	-
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,175	12.81	Publix	-	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	99.5%	2,524	8.50	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.2%	2,588	14.00	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	96.0%	1,211	13.25	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	726	12.73	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	782	21.14	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes (3)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2019	142,562	98.7%	2,482	17.65	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,094	12.40	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	74.4%	1,391	14.34	Publix	Planet Fitness	-
84	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2019	156,579	97.1%	1,327	8.73	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	97.4%	3,709	14.34	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	76.1%	1,616	15.59	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,433	9.58	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	47.0%	561	11.44	-	Advantage Village Academy, Dollar Tree	-
89	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	83.3%	1,721	10.21	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	84.1%	1,652	12.99	Publix	Family Dollar, Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,311	12.52	Patel Brothers	Dollar Tree, LA Fitness	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	92.4%	1,575	18.39	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	100.0%	1,428	16.01	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,325	16.28	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	96.3%	934	7.33	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	78.7%	536	6.20	Publix	Bealls Outlet	-
97	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	172,267	90.4%	2,385	15.31	Publix	JOANN, Planet Fitness	-
98	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	616	6.67	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	280,749	93.5%	3,940	19.96	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	86.1%	4,514	12.03	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
101	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.8%	1,351	8.18	-	At Home, Dollar Tree, Octapharma	-
102	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	552	8.34	Food Depot	Family Dollar	-
103	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	92.1%	1,093	15.01	Publix	-	-
104	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	714	8.57	Kroger	Planet Fitness	-
105	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,322	13.55	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
106	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	746	6.83	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
107	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	172,457	45.2%	564	7.23	Ingles	-	-
108	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	96.1%	776	12.00	Publix	-	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

109	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	95.3%	1,237	13.68	Kroger	-	-
110	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	617	8.58	Food City	Family Dollar	-
111	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.5%	822	11.42	Publix	-	-
112	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	83.7%	743	19.10	Kroger*	-	-
113	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	601	6.95	-	Big Lots	The Home Depot
114	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,645	10.60	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
115	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	76.0%	1,229	10.86	Food Depot	Cinemark, Staples	-
116	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
117	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,393	14.54	Publix	-	-
118	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	89.6%	1,400	14.76	Publix	-	-
119	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	54.8%	1,007	8.02	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
120	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	545	10.80	-	Marshalls	-
121	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.7%	1,144	10.91	Kroger	-	-
122	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	148,088	93.2%	2,023	14.65	Kroger	Kayhill's Sports Bar and Grill	-
123	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	94.8%	607	9.17	Food Depot	-	-
124	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	998	11.00	-	PGA TOUR Superstore	-
125	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	90.7%	1,584	14.57	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
126	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,956	15.97	Kroger	-	-
127	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.9%	1,705	5.12	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
128	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	95.6%	1,062	10.95	Kroger	-	-
129	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,524	6.44	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
130	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	95.0%	1,648	6.43	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
131	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	91.8%	3,479	19.01	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
132	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	93.1%	2,089	14.80	-	XSport Fitness	Kohl's
133	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	270	5.36	Kroger	-	-
134	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,146	12.21	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
135	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.7%	4,240	14.85	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
136	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	91.4%	5,888	12.64	-	AMC Theatres, At Home, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
137	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	89.9%	2,599	10.59	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
138	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	83.9%	1,039	19.96	-	Walgreens	-
139	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
140	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	85.9%	2,154	15.53	-	Best Buy, PetSmart, Stein Mart	-
141	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,332	15.52	Sunset Foods	-	-
142	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	58.7%	1,769	12.27	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
143	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	97.5%	1,820	16.62	Jewel-Osco	Planet Fitness	-
144	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,701	77.5%	7,402	14.31	-	Art Van Furniture, Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
145	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,966	17.94	-	LA Fitness, Regal Cinemas	-
146	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,886	12.30	Walt's Fine Foods	Planet Fitness, Tile Shop	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

147	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,202	9.86	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
148	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	97.8%	1,633	11.68	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
149	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	97.2%	2,005	17.23	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
150	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	97.6%	2,242	15.78	Walmart Supercenter*	JOANN, Staples	-
151	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	81.4%	756	8.68	Kroger	-	-
152	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	350	14.78	Walmart Supercenter*	Aaron's	-
153	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	539	8.32	Kroger	-	-
154	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2019	596,072	85.3%	5,527	10.93	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
155	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,353	10.25	Pay Less (Kroger)	-	-
156	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.1%	1,477	10.14	Hy-Vee	-	-
157	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	95.2%	1,936	14.93	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
158	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,059	8.12	-	At Home, Staples	-
159	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	98.0%	7,607	14.46	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
160	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,834	9.73	-	King Pin Lanes, Louisville Athletic Club	-
161	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,564	9.43	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
162	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	2,014	11.51	Kroger	Petco	-
163	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	96.2%	1,586	11.00	Kroger	-	-
164	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,952	12.38	Kroger Marketplace	-	-
165	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	83.4%	1,094	8.04	-	Big Lots, Books-A-Million, Office Depot	-
166	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	315	3.56	Super 1 Foods	dd's Discounts (Ross)	-
167	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	946	7.40	Super 1 Foods	Ollie's Bargain Outlet	-
168	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	92.9%	1,020	8.41	-	Citi Trends, L&M Bargain, Ocean State Job Lot	-
169	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	98.4%	2,270	28.94	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
170	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,653	12.73	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
171	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	99.2%	3,253	11.74	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
172	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	238	15.34	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
173	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	39.4%	878	28.56	-	Rainbow	-
174	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.1%	2,449	13.94	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
175	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,805	100.0%	4,064	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
176	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,188	12.28	-	Ocean State Job Lot, Staples, T.J.Maxx	-
177	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	96.8%	2,308	17.72	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
178	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,780	19.28	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
179	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	94.9%	801	33.07	-	-	-
180	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	77.5%	3,031	13.36	Giant Food (Ahold Delhaize)	JOANN, Peebles, Planet Fitness	-
181	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.0%	1,848	20.44	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
182	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,747	17.59	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

183	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2019	292,467	95.6%	4,535	16.22	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
184	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,026	12.02	Busch’s Fresh Food Market	Ace Hardware	-
185	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	833	10.54	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
186	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,559	92.3%	1,920	12.74	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
187	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	77.3%	598	7.77	D&W Fresh Market (SpartanNash)	-	-
188	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	84.1%	1,503	9.47	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
189	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,590	96.3%	1,571	16.98	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
190	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,608	10.72	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
191	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,794	19.18	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
192	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,890	10.31	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
193	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	93.8%	1,119	11.73	-	Party City, Planet Fitness	Burlington Stores
194	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	989	9.74	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
195	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
196	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	79.0%	1,453	11.30	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
197	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	93.7%	824	7.16	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
198	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	95.9%	2,168	18.10	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
199	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	98.2%	2,304	12.82	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
200	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,971	11.12	Cub Foods (Jerry's Foods)	OfficeMax	-
201	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,549	100.0%	1,753	19.15	Cub Foods (United Natural Foods Inc.)*	-	-
202	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	89.2%	2,210	11.60	-	Marshalls, Michaels	-
203	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2019	80,825	89.2%	946	19.90	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
204	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	95.4%	1,761	16.12	Fresh Thyme Farmers Market	Marshalls	-
205	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,541	12.63	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
206	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	815	11.84	Festival Foods	Dollar Tree	-
207	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.4%	1,692	13.09	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
208	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	799	5.95	Price Chopper	-	-
209	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,422	8.79	Price Chopper	Ace Hardware	-
210	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	974	8.73	Price Chopper	-	-
211	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	452	6.62	Schnucks	-	-
212	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
213	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	90.9%	3,867	15.09	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
214	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	88.7%	1,807	8.87	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
215	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	540	10.71	BI-LO (Southeastern Grocers)	Peebles	-
216	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,346	97.2%	2,218	12.38	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

217	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	318,224	91.6%	3,545	13.58	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
218	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	88.6%	5,126	14.23	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow, Ross Dress for Less	Target
219	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.0%	3,017	13.76	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
220	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	90.0%	1,641	9.52	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
221	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.7%	1,068	4.28	Walmart Supercenter	Dollar Tree	-
222	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.4%	587	7.62	-	Big Lots, Harbor Freight Tools	Rural King
223	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,441	14.82	-	Person County Health & Human Services	-
224	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,153	11.89	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
225	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	100.0%	2,278	6.70	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
226	Anson Station	Wadesboro	NC	—	1988	132,353	96.8%	786	6.13	-	Peebles, Rose's, Tractor Supply Co.	-
227	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.2%	1,834	13.63	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
228	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,619	15.47	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
229	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,177	14.72	Harris Teeter (Kroger)	-	-
230	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	88.8%	3,026	13.04	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
231	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
232	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	97.4%	2,110	22.95	-	Bed Bath & Beyond, Boston Interiors	-
233	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	98.4%	2,015	11.47	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
234	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,380	19.98	-	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
235	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	463	6.39	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
236	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,412	9.61	Market Basket (DeMoulas Supermarkets)	T.J.Maxx, Staples	-
237	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2019	246,235	78.8%	1,491	8.23	Corrado's Market	At Home, Planet Fitness	-
238	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,543	23.73	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
239	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
240	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	245,727	80.8%	2,484	12.51	LIDL	Big Lots, LA Fitness, Staples	-
241	Hamilton Plaza (3)	Hamilton	NJ	Trenton, NJ	2019	150,919	100.0%	1,374	9.10	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Urban Air Adventure Park	-
242	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	94.7%	1,588	13.19	Super Stop & Shop (Ahold Delhaize)	-	-
243	Marlton Crossing (3)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	331,875	97.9%	6,265	19.29	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
244	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	98.0%	3,825	20.07	ShopRite	Petco, Rite Aid	-
245	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,096	32.03	ShopRite	-	-
246	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,984	98.9%	3,913	16.02	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
247	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.3%	3,075	20.01	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
248	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	95.2%	1,519	11.66	ShopRite*	Peebles, PetSmart, Planet Fitness	-
249	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,380	19.03	ShopRite	Pier 1 Imports, Staples	-
250	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
251	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	94.2%	1,379	16.68	-	Dollar Tree, Jersey Strong	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

252	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	89.3%	3,056	15.82	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
253	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,761	30.78	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
254	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	125,445	100.0%	1,853	14.77	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
255	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	True Value	-
256	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,608	26.48	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
257	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,019	26.69	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
258	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,086	16.34	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
259	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,949	37.08	H-Mart	Christmas Tree Shops, T.J.Maxx	-
260	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	100.0%	2,025	9.91	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, Rite Aid, True Value	-
261	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,592	22.05	Key Food Marketplace	T.J.Maxx	-
262	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	607	35.71	Trader Joe's	-	-
263	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,478	23.88	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
264	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2019	34,648	94.8%	1,211	36.87	North Shore Farms	CVS	-
265	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.5%	2,967	14.36	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
266	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	96.4%	2,146	10.94	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
267	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,006	16.44	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
268	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	91.3%	6,419	27.52	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco	-
269	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	89.7%	1,327	37.94	-	Harmon Discount	-
270	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,764	23.13	-	Dollar Tree, HomeGoods	-
271	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,924	19.41	Best Market (LIDL)	CVS, T.J.Maxx	-
272	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
273	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,124	27.00	-	HomeGoods, Rite Aid	-
274	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.8%	1,278	21.95	Price Chopper	Family Dollar	-
275	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,269	18.61	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
276	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,860	11.89	-	Olum's Furniture & Appliances, Staples	-
277	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,264	10.93	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
278	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
279	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	97.9%	4,842	16.97	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
280	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
281	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.6%	2,524	29.83	H-Mart	-	-
282	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,084	15.07	Giant Eagle	-	The Home Depot
283	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	94.4%	1,490	10.82	Giant Eagle, Marc's	-	-
284	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	221,743	93.0%	2,397	17.79	Kroger	Petco, Planet Fitness, Rainbow	-
285	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,465	9.13	Kroger	Pet Supplies Plus, Salvation Army	-
286	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	96.7%	3,569	14.62	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
287	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	315,697	61.6%	3,434	18.47	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
288	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	95.2%	1,119	37.77	Kroger	-	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

289	Crown Point	Columbus	OH	Columbus, OH	1980	144,931		90.9%		1,333	10.12	Kroger	Dollar Tree, Planet Fitness	-
290	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573		84.9%		1,187	11.45	Kroger	-	-
291	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900		100.0%		199	11.12	Kroger*	-	-
292	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998		97.6%		4,386	14.06	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
293	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	691,801		79.1%		6,243	11.41	BJ's Wholesale Club, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
294	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003		100.0%		1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
295	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167		95.7%		2,171	26.05	Kroger	Marshalls	-
296	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565		86.0%		1,282	9.92	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
297	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	305,980		70.4%		1,549	14.17	Kroger	Big Lots, Harbor Freight Tools	-
298	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851		100.0%		1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's HomePlus, David's Bridal, PetSmart	Best Buy
299	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474		99.4%		2,905	20.81	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
300	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200		84.9%		2,291	10.27	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Urban Air Adventure Park	-
301	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079		100.0%		1,966	10.95	Giant Eagle	Walmart, Pep Boys	-
302	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766		97.6%		3,968	13.67	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Fine Wine & Good Spirits, Mega Marshalls, PetSmart, Rite Aid, Staples	-
303	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654		37.0%		1,489	15.20	-	Dollar Tree, Ollie's Bargain Outlet	-
304	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051		69.9%		385	11.96	-	-	-
305	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716		85.8%		2,411	19.55	Giant Food (Ahold Delhaize)	Fine Wine & Good Spirits	-
306	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	110,696		75.1%		1,338	16.10	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
307	Plymouth Square Shopping Center (4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	(4)	70.2%	(4)	3,266	19.73	Weis Markets	Marshalls, REI	-
308	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432		100.0%		1,983	26.64	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
309	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086		97.1%		1,041	10.20	-	Chuck E. Cheese's, Mealey's Furniture	-
310	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699		93.8%		3,248	18.08	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
311	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681		99.3%		3,546	15.03	-	Kohl's, Marshalls, Regal Cinemas	-
312	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223		100.0%		1,320	17.55	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
313	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920		94.8%		953	7.09	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
314	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736		88.5%		1,237	13.09	Giant Food (Ahold Delhaize)	-	-
315	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358		92.9%		986	19.47	Weis Markets*	-	-
316	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	203,296		93.9%		5,956	32.14	McCaffrey's	Pier 1 Imports	-
317	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353		100.0%		2,698	25.37	-	Dollar Tree, Fine Wine & Good Spirits, Target	-
318	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	581,693		96.3%		8,696	35.21	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
319	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676		93.3%		1,292	7.84	Redner's Warehouse Market	French Creek Outfitters, Staples	-
320	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758		92.3%		1,543	11.26	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
321	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711		100.0%		426	10.21	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
322	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152		100.0%		3,690	16.88	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
323	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392		97.6%		799	12.91	Musser's Markets	Penn State Health	Kmart
324	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192		95.3%		3,453	11.50	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

325	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	306,440	98.3%	2,367	33.60	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
326	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.3%	2,366	15.37	Kroger	Stein Mart	-
327	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,578	19.18	BI-LO (Southeastern Grocers)	-	-
328	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	881	13.92	BI-LO (Southeastern Grocers)	-	-
329	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	95.5%	1,571	9.61	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
330	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	96.6%	2,866	9.22	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
331	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,165	16.71	-	Ross Dress for Less, T.J.Maxx	Target
332	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	90.7%	4,051	13.03	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
333	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	549	10.82	Food Lion (Ahold Delhaize)	-	-
334	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,743	10.44	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
335	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	98.3%	3,853	11.83	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
336	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,896	8.81	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
337	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
338	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	95.4%	9,292	15.46	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
339	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.3%	1,287	12.48	Kroger	Aaron's	-
340	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,121	12.91	Kroger	-	Walgreens
341	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,342	7.44	Walmart Supercenter	Dollar Tree	-
342	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,405	98.5%	2,102	12.60	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
343	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	95.3%	1,360	14.87	-	24 Hour Fitness	-
344	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	696	9.71	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
345	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
346	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,044	8.45	-	Tops Printing	-
347	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,706	98.9%	3,006	17.61	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
348	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	99.0%	1,416	27.53	Kroger	CVS	-
349	Carmel Village (3)	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.0%	1,017	12.64	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
350	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	561	8.87	-	Family Dollar	-
351	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	521	15.75	-	Family Dollar	-
352	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	461	10.13	-	Big Lots, O'Reilly Auto Parts	-
353	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	96.9%	1,130	11.24	El Rio Grande Latin Market	Family Dollar	-
354	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2019	539,253	94.2%	6,009	14.16	El Rancho, Kroger	Fallas, Gen X Clothing, LA Fitness, Maya Cinema, Ross Dress for Less	-
355	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.1%	1,056	9.29	Food Town	Burkes Outlet, Walgreens	-
356	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	733	10.64	Albertsons	-	Anytime Fitness
357	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	95.4%	15,923	21.28	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
358	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.7%	2,019	12.78	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
359	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	88.3%	3,551	20.38	Tom Thumb (Albertsons)	DSW, Ulta	-
360	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,121	13.35	Truong Nguyen Grocer	-	-

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

361	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	96.9%	1,071	11.12	-	Painted Tree Marketplace, Planet Fitness	-
362	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	94.7%	722	10.64	Kroger	-	-
363	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	974	28.77	Kroger	-	-
364	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	92,904	86.2%	2,152	26.86	-	CVS, Imagination Toys, I W Marks Jewelers	-
365	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	403	10.59	-	-	-
366	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	640	7.12	Food Town	-	-
367	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	947	13.17	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
368	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,497	16.11	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
369	Hearthstone Corners (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	96.6%	2,130	10.59	El Rancho	Big Lots, Conn's HomePlus	-
370	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	62,665	96.7%	1,274	21.03	-	24 Hour Fitness	-
371	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	82.0%	881	9.66	-	Fitness Connection	-
372	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,437	8.46	-	Big Lots, Hobby Lobby	-
373	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	927	9.40	Foodarama	Burke's Outlet, Kids Empire	-
374	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.7%	3,468	14.41	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
375	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	271	8.28	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
376	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,781	13.99	Sellers Bros.	Conn's HomePlus, Dollar Tree, Office Depot	-
377	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	85.3%	2,302	14.37	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
378	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,853	10.56	-	24 Hour Fitness, Floor & Décor	-
379	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	95.1%	3,284	23.84	H-E-B	-	-
380	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,308	15.83	ALDI	Dollar Tree, Party City, Salon In The Park	-
381	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	94.3%	2,155	9.31	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
382	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	98.0%	2,580	11.19	-	Hobby Lobby, Palais Royal, Stein Mart	-
383	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	100.0%	417	6.49	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
384	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	968	7.44	Super 1 Foods	Harbor Freight Tools, PetSense	-
385	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,290	13.98	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
386	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.2%	2,024	15.49	Kroger	LA Fitness	-
387	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	92.2%	2,061	12.33	Kroger	Burkes Outlet	-
388	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,279	8.64	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
389	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	86.1%	2,650	22.68	Central Market (H-E-B)	-	-
390	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	82.5%	5,581	25.04	-	Gap Factory Store, Infinite Bounds Gymnastics	-
391	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,319	11.07	El Rancho	Palais Royal	-
392	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,514	92.3%	2,070	10.10	Kroger	Conn's HomePlus, Harbor Freight Tools, Planet Fitness	-
393	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,168	27.79	-	-	-
394	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	757	16.65	ALDI	Planet Fitness, Walgreens	-
395	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	97.7%	2,664	15.32	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
396	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,222	9.20	-	Mountain Run Bowling, Tractor Supply Co.	-
397	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	94.1%	2,029	15.36	-	Gold's Gym, Hobby Lobby	Kohl's
398	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	94.8%	1,268	15.56	-	2nd & Charles, Chuck E. Cheese's	-
399	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,219	13.81	Kroger	Hamrick's	-
400	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,470	9.28	-	Dollar Tree, Kohl's, PetSmart	-
401	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,858	21.50	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
402	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.6%	1,160	7.75	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year			Percent						Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA		Leased		ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

403	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514		98.1%		1,943	8.82	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
404	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	165,692		25.9%		431	10.03	-	T.J.Maxx	Walgreens
405	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,230		95.3%		3,385	16.20	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
406	Moorland Square Shopping Center	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303		98.7%		992	10.22	Pick 'n Save (Kroger)	-	-
407	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545		95.2%		1,402	7.24	-	Hobby Lobby, Kohl's	-
408	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156		98.3%		1,303	7.53	Kroger	Big Lots, Dunham's Sports, Peebles	-
409	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344		90.7%		782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					71,540,493	(4)	91.9%	(4)	$892,997	$14.59

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Plymouth Square Shopping Center excludes square footage related to the anticipated relocation of Brixmor's regional office.

Supplemental Disclosure - Three Months Ended September 30, 2019	Page 50